UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 13, 2006
                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-33167           84-0448400
(State or other jurisdiction      (Commission       (I.R.S. Employer
     of incorporation)             File Number)      Identification No.)


       415 West Foothill Blvd, Suite 206, Claremont, California 91711-2766

                    (Address of principal executive offices)

                                 (909) 626-2358

              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT



(a) Previous independent registered public accounting firm

On March 13, 2006, Grobstein, Horwath & Company LLP ("GHC") informed the Company by written letter that it was resigning as the certifying accounting firm for the Company and its subsidiaries effective immediately.

GHC's audit report of the Company's consolidated financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that GHK's report, submitted with the Company's 10-K report filed April 13, 2005, was modified to include an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

At no time during the period that GHC was the Company's certifying accountant were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHC, would have caused GHC to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years and the subsequent interim period through the date of GHC's resignation.

The Company provided GHC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that GHC furnish a letter addressed to the Commission stating whether or not GHC agrees with the statements noted above. A copy GHC's letter responding to that request, dated March 15, 2006, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

Effective March 14, 2006, the Company's board of directors approved the selection of Mao & Company, CPAs, Inc. ("Mao") as the Company's certifying accounting firm for the fiscal year ending December 31, 2005.

During the Company's two most recent fiscal years and the interim period through the date of this report, neither the Company nor anyone on its behalf has consulted with Mao regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     EXHIBIT NO.        EXHIBIT TITLE
     16.1               Letter of Grobstein, Horwath & Company LLP addressed to
                        SEC.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


/s/ Wei Li                          March 13, 2006,  Chairman of Board of
                                        Directors and Chief Executive Officer
------------------
Wei Li



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